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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 7, 2002

                              AXEDA SYSTEMS INC.
                          --------------------------

              (Exact name of registrant as specified in charter)


          DELAWARE                  000-26287                 23-2763854
          --------                  ---------                 ----------
   (State of other jurisdiction    (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)


          257 Great Valley Parkway, Malvern, Pennsylvania             19355
          -----------------------------------------------             -----
              (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (800) 700-0362

                          RAVISENT Technologies Inc.
                                --------------
        (Former name or former address, if changed since last report.)


Item 9.  Regulation FD disclosure

This current report on Form 8-K/A replaces the current report on From 8-K filed by Axeda Systems Inc. on March 7, 2002. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Axeda Systems Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Axeda Systems Inc., that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Axeda Systems Inc.

The Company is reaffirming its previous guidance:

         Revenue for the year ended December 31, 2002 is expected to be $20 million, representing a 65% increase from eMation Ltd. stand-alone revenue of $12.2 million for the year ended December 31, 2001;
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         Our cash balance at December 31, 2002 is expected to be approximately
         $30 million;

         Revenue for the first quarter of 2002 is expected to be between $3.5 million and $4 million; and

         The Company will begin to be cash flow positive in the first quarter of 2003.


The Company expects revenue for the year ended December 31, 2003 to be between $31 million and $35 million, which represents growth of between 55% and 75% of our expected revenue for the year ended December 31, 2002.

The Company is not issuing quarterly guidance other than for the quarter ending March 31, 2002 at this time.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements, which are intended to be covered by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.

Such statements are based on current expectations of future events that involve a number of risks and uncertainties that may cause the actual events of future results to differ from those discussed herein. Such factors include, but are not limited to: Axeda's limited operating history; fluctuating quarterly operating results; uncertainties in the market for DRM products and the potential for growth in the pervasive computing market; present and future competition; Axeda's ability to manage technological change and respond to evolving industry standards; the ability to manage growth and attract and retain additional personnel; the long sales cycle for DRM products; limited distribution channels; the difficulty of protecting proprietary rights; the potential for defects in products; and risks from international operations. Investors are advised to read Axeda Systems' (formerly RAVISENT Technologies Inc.'s) Annual Report on Form 10-K and quarterly reports on Form 10-Q and Forms 8-K and the company's proxy statement filed with the Securities and Exchange Commission, particularly those sections entitled "Factors Affecting Operating Results" and "Risk Factors" for a more complete discussion of these and other risks and uncertainties.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to update or otherwise release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          AXEDA SYSTEMS INC.
           (Registrant)


Date:  March 8, 2002             By:  /s/ Thomas J. Fogarty
                              ------------------------------------
                              Thomas J. Fogarty,
                              Executive Vice President,
                              Chief Financial Officer and Treasurer